Exhibit 99.1

THOR-707: Using Synthetic Biology to Reprogram the Therapeutic Activity of Interleukin-2 (IL-2)

Marcos E. Milla; Jerod L. Ptacin; Carolina E. Caffaro; Hans R. Aerni; Lina Ma; Laura K. Shawver; Lilia K. Koriazova; Ingrid B. Joseph Synthorx Inc. Research & Development, La Jolla, CA

BACKGROUND

Recombinant interleukin-2 (rIL-2 or aldesleukin) is an approved immunotherapy in melanoma and renal cell carcinoma based on complete durable remissions. The anti-neoplastic properties of IL-2 are mediated by interactions with the IL-2 receptor beta-gamma chain complex (IL-2Rβγ), which leads to expansion and differentiation into T effector and T memory cells directed against the tumor. But the widespread use of rIL-2 is limited by interaction with the high affinity IL-2 receptor alpha chain (IL-2Rα) on regulatory CD4+ T cells (Tregs), which leads to immunosuppression, and on type 2 innate lymphoid cells residing in the vascular endothelium, which leads to eosinophilic recruitment and activation, resulting in the often-severe complication of vascular leak syndrome (VLS). A rIL-2 biased toward IL-2βγ affinity with no IL-2Rα interaction could address these needs.

IL-2 Has A Low Therapeutic Index Due to Its Dual Pharmacology at the High Affinity αβγ and Intermediate Affinity βγ Receptor Forms


Suppression
of tumor immune response
Toxicity
α-receptor mediated innate lymphoid cell release of IL-5 induces eosinophilia and degranulation that leads to VLS
Stimulation
of tumor immune response
HIGH DOSE
Anti-Tumor Activity
IL-2
Treg (CD4+)
αβγ Receptor
Innate Lymphoid Cells
αβγ Receptor
IL-5
Eosinophil
αβγ Receptor
Degranulation
Teff (CD8+) NK
βγ Receptor
Suppression
of tumor immune response
Vascular Leak Syndrome (VLS)
Plasma
Hypotension
Hypoperfusion
Cytolysis
via tumor immune response
Tumor
LOW DOSE
No Significant Antitumor Activity
Treg (CD4+)
αβγ Receptor
Pulmonary Edema
Impaired Oxygenation
Hepatorenal Syndrome
Peripheral Edema
Rhabdomyolysis

Novel Amino Acids Encoded By Our New DNA Base Pair Enable Precise Bioconjugation of Biologics


Pegylated Cytokine
PEG
Purify/PEG Conjugation
Bioconjugation
Cytokine with Novel Amino Acid Containing a Dedicated Hook
R
Orthogonal Synthetase
Orthogonal
tRNA with X-Y Nucleobases
Artificial Anticodon
DNA Expression Vectors
Novel Amino Acid for Tailored Chemistry
R
Host Cell
Artificial Base Transporter
X-Y Synthetic Nucleotides
Transcription
Host Cell Transcription Machinery
Artificial Codon
Translation
Synthetase/tRNA Host Cell Translation Machinery
Cytokine mRNA with Artificial Codon

THOR-707: IL-2 IO Synthorin

PEG-IL-2 Synthorin Properties

Single, stable PEG covalently attached to the novel amino acid installed at the "right" place: not-alpha IL-2 protein


IL-2 Rα
IL-2
IL-2 Rα
PEG polymer
IL-2 Rγ
IL-2 Rβ

IL-2 binds to the αβγ receptor form with high affinity because of α chain

Targeted pegylation of THOR-707 at the novel amino acid blocks α chain engagement

THOR-707's Key Differentiations

- **Improved Selectivity** - Reduced CD4+ Treg bias with retained activity at CD8+ T and NK cells
- **Increased Therapeutic Index** - At least 10 in preclinical non-human primate (NHP) studies
- **Ease of Use** - Expected Q2W dosing or less frequent
- **Reduced Risk of Immunogenicity** - Covalent attachment of stable PEG shields new amino acid; pegylation site devoid of MHC-II anchors

RESULTS

A Single Dose of THOR-707 Increases Intra-tumoral T Cell Fraction and TCR Diversity in Mouse CT-26 tumors

- TCR sequencing was performed on infiltrating T cells via immunoSEQ™ (Adaptive Biotechnologies)
- By Day 8, tumors from mice dosed with 6 mg/kg of THOR-707, alone or in combination with 10 mg/kg BIW of mouse anti-PD-1, showed significantly lower TCR repertoire clonality (higher clonal diversity)
- Post-hoc Dunn's test at Day 8 demonstrates that the THOR-707 and THOR-707 + anti-PD-1 treatment groups show lower clonality compared to either vehicle or anti-PD-1 alone (PKW= 0.0047)
- TCR sequencing also demonstrates that THOR-707 elevates TIL fraction alone or in combo with CPI
- The THOR-707 induced increase in T cell clonal diversity is also observable in blood (Day 8)

TIL clonality vs T cell fraction, Day 8



Drug
Pre-Dose
Vehicle+Iso
THOR-707
aPD1
THOR-707/aPD1
Simpson Clonality (Mean ± SEM)
0.30
0.25
0.20
0.15
0.10
0.02
0.04
0.06
TIL Fraction (Mean ± SEM)

Peripheral T cell clonality, Day 8



P = 0.001
Group
Vehicle+Iso
THOR-707
Simpson Clonality
0.009
0.008
0.007
0.006
0.005
Pre-dose
8
Time Point

*Wilcoxon Rank Sum P values

THOR-707 Reprograms the CT-26 Tumor Microenvironment for High Teff Activity, IFN-γ Induction and Checkpoint Ligand Expression

- Key Findings:
  - Induction of multiple markers of IL-2 response and T cell activation, including the IL-2 receptor chains, CD28, 4-1BB and CD40
  - Elevated expression of the checkpoint inhibitory receptors PD-1 and CTLA4, and the PD-1 ligands PD-L1 and PD-L2
  - Induction of genes reporting on IFN-γ signaling pathways
- Methodology: CT-26 tumor samples were profiled via mRNAseq (Omniseq) and analyzed by GeneCentric to identify cell and molecular signatures of lymphocyte infiltration and activation
- Nomenclature shown for human ortholog genes



Control
THOR-707
anti-PD1
THOR-707 anti-PD1
Tumor Infiltrating Lymphocytes
Activated CD8 T
CD56dim Natural Killer
Effector Memory CD8
IL-2 Receptors
IL2RA
IL2RB
IL2RG
T cell Activation/Exhaustion
CXCL10
STAT2
STAT3
STAT4
STAT5
CD28
4-1BB
CD40
NFAT5
Checkpoint Ligands
PDL1
PD1
PDL2
CTLA4
IFNg Signatures
IFN-γ signature
TX-21
IFIT1
MX1
MX2
OAS2
ITGA1
ITGAE



Median-centered, Log2 Scale
-2
-1
0
1
2

THOR-707 Is Efficacious as a Single Agent and When Combined With a PD-1 Inhibitor in the CT-26 Mouse Tumor Model

THOR-707 Single Agent Study, Day 17



Tumor Volume (mm³ ± SEM)
4000
3000
2000
1000
0
***
***
***
Vehicle
1 mg/kg
3 mg/kg
6 mg/kg
9 mg/kg

***P ≤ 0.001 **Treatment Group QW x 3 IV**

Combination Study Overall Survival (n=14)



Vehicle
THOR-707 (6 mg/kg)
Anti PD-1 (10 mg/kg)
THOR-707 + anti PD-1
Percent Survival
100
75
50
25
0
0
20
40
60
80
100
Study Day
*^#
*
*
THOR-707 Last Dose
PD-1 Last Dose

*P < 0.05, compared to Vehicle
^P < 0.05, compared to anti PD-1
#P < 0.05, compared to THOR-707

- CT-26 colon tumor-bearing Balb/c mice were treated with THOR-707 (1, 3 or 6 mg/kg QWx3) alone, anti-PD-1 (10 mg/kg, BIW x 3) alone, or the combination of THOR-707 at 6 mg/kg with anti-PD-1
- THOR-707 showed dose-dependent single agent antitumor activity. In combination with anti-PD1, 5/14 animals showed tumor regression and no detectable tumors for 100 days

RESULTS

THOR-707 Promotes the Establishment of Persistent Memory T Cell Responses, Preventing CT-26 Tumor Growth in Surviving Animals Challenged By Re-injection of CT-26 Cells

- Surviving Balb/c mice were re-challenged by injection of CT-26 cells at 120 and 180 days after the original challenge
- With no additional THOR-707 treatment over the re-challenge period, CT-26 tumors fail to grow in all surviving animals treated with THOR-707
- THOR-707 promotes the establishment of durable immunological memory against CT-26 tumors, observed as an overall increase in peripheral memory T cells (CD3+), including memory CD8+ T cells



Control (N=7)
Re-challenged (N=7)
Mean Tumor Volume (mm³±SEM)
2500
2000
1500
1000
500
0
0 120 130 140 150 160 170 180 190 200 210
1st re-challenge
Days
2nd re-challenge
CT26 Control
2nd re-challenge
****(p<0.0001)
Blood_Memory CD3+T% in CD3+T
Control
2nd re-challenge
Blood_Memory CD8+T% in CD8+T

PD Readouts pSTAT5 and Ki67 in CD8+ T and Treg Cells. Ki-67 Correlates With Proliferation of CD8+ T Cells But Not Treg Cells in NHP

- Cynomolgus monkeys were dosed with 30, 100, 300 or 1,000 µg/kg of THOR-707 (IV bolus). Blood samples were collected for measurement of pSTAT5, Ki67 and cell counts via flow cytometry
- All doses induced pSTAT5 at near-maximal levels (>85% cells positive) in CD8+ T and CD4+ Treg cells (Tregs)
- The proliferation marker Ki67 showed dose-dependent elevation at both cell types, reaching near-maximal levels at 100 µg/kg for both cell types
- Peripheral CD8+ T cells reached maximal expansion at 100 µg/kg. Treg cells failed to show significant expansion

Cell type	Dose level (µg/kg)	%pSTAT5+ at peak day	%Ki67+ at peak day
CD8+ T	30	87.2	44
	100	85.4	70.5
	300	87.9	86.8
	1,000	94.7	70.0
Treg	30	98.3	27.0
	100	97.5	62.3
	300	97.7	52.6
	1,000	99.2	73.9



Vehicle
30 µg/kg
100 µg/kg
300 µg/kg
1,000 µg/kg
CD8+T% in Singlets
Treg% in Singlets
-1 1 3 5 7 9 11 13 15 17 19 21
Dose:
Day

RESULTS

THOR-707 Dosed QW, Q2, Q3W and Q4W Elicited Similar Expansion of Lymphocytes in NHP After Each Dose, With No Expansion of Eosinophils

- Cynomolgus monkeys were given three IV 100 μg/kg doses of THOR-707 QW, Q2, 3 or 4W
- On all three dosing schedules, THOR-707 induced maximal lymphocyte expansion on day 7 following each dose, without expanding eosinophils responsible for VLS



Lymphocytes
Eosinophils
Cell counts x 10³/μL
25
20
15
10
5
0
Pre-treatment
Post 1st Dose
Post 2nd Dose
Post 3rd Dose
Q2W x 3
Q3W x 3
Q4W x 3

THOR-707 Dosed QW, Q2, 3 & 4W Showed Similar Expansion of Peripheral CD8+ T Cells in NHP. Ki67 Expression Increased ≥60% After Each Dose

- Following each dose, Ki 67 expression reached ≥60% and correlated with expansion of CD8+ T Cells for all dosing schedules
- THOR-707 did not induce the proliferation of peripheral CD4+ regulatory T cells at any schedule

CD8+ T Cells Ki67 Expression



Vehicle
Q2W x 3
Q3W x 3
Q4W x 3
Ki67+% in CD8+T
100
80
60
40
20
0
Pre 1st Dose
5 Days Post 1st Dose
Pre Repeat Dose
5 Days Post Repeat Dose

CD8+ T Cell Proliferation



Vehicle
Q2W x 3
Q3W x 3
Q4W x 3
CD8+T% in Singlets
40
30
20
10
0
Pre 1st Dose
5 Days Post 1st Dose
Pre Repeat Dose
5 Days Post Repeat Dose

THOR-707 Does Not Induce Vascular Leak Syndrome in NHP

- THOR-707 was well tolerated in cynomolgus monkeys. Diarrhea was observed in some animals at the highest dose level of 1,000 μg/kg
- No indicators of VLS: no elevations in body or lung weights as measures of edema were observed

THOR-707 dose (μg/kg)	Cmax (μg/mL)	AUC$_{0-t}$ h*mg/mL/ (μg/kg)	EC at CD8+ T cell	Clinical Observations
30	0.674	7.60	97.1	None
100	2.81	39.5	99.3	None
300	7.36	97.6	99.7	None
1,000	29.0	316	>99.9	Diarrhea

CONCLUSIONS

- THOR-707 is an engineered IL-2 Synthorin with a targeted single site PEG bioconjugate. It has reduced CD4+ Treg bias with retained activity at CD8+ T and NK cells
- The pegylation site in THOR-707 exhibits low potential for MHC-II presentation. The highly stable, irreversible PEG bioconjugate further decreases the risk for immunogenicity
- In the mouse CT-26 syngeneic tumor model, THOR-707 significantly increased the amount of TILs (TIL fraction) as well as the TCR repertoire diversity (lower clonality score) of infiltrating T cells
  - Changes in TIL clonality are observable in the peripheral compartment
- In CT-26 tumors, THOR-707 remodels TILs to Teff, memory Teff and cytolytic NK cells, and promotes T cell and IFN-γ gene expression signature consistent with increased Teff cytolytic function
- THOR-707 showed anti-tumor activity both as single agent and in combination with a PD-1 checkpoint inhibitor

RESULTS

THOR-707 Single Agent or Combined with Pembrolizumab Did Not Elicit Release of Cytokines Associated with Cytokine Release Syndrome from Human Whole Blood

- Human whole blood was incubated with THOR-707 concentrations covering the range of Cmax values observed in the NHP toxicology study (37.9 – 99.5% receptor occupancy at CD8+ T cells, as measured by induction of pSTAT5), and 90 µg/kg of pembrolizumab (expected Cmax of clinical dose)
- After 24 h of incubation, low amounts of IFN-γ were released in a THOR-707 dose-dependent manner relative to positive control anti-CD3 (10 µg/mL). Yet, combination with pembrolizumab did not significantly elicited further increases in IFN-γ release at any THOR-707 level
- The range of THOR-707 concentrations (0.15 to 45 µg/mL) was selected based on monkey exposure data from the GLP NHP toxicity study, the highest dose exposure from which is expected to be higher than the maximum tolerated dose (MTD) in humans. Furthermore, the highest concentration in the assay gives a safety factor of >3X over this high-dose concentration in monkey as can be observed from the Cmax values in Table 2.


IFNg
3000
2000
1000
0
pg/mL
Anti-CD3 pos. control
No treatment
Pembro
IgG isotype neg. control
45
45/Pembro
18
18/Pembro
4.5
4.5/Pembro
1.5
1.5/Pembro
0.45
0.45/Pembro
0.15
0.15/Pembro
µg/mL THOR-707 ± 90 µg/mL pembrolizumab


IL-6
TNFa
IL-5
15
10
5
0
pg/mL
No treatment
Pembro
IgG isotype neg. control
45
45/Pembro
18
18/Pembro
4.5
4.5/Pembro
1.5
1.5/Pembro
0.45
0.45/Pembro
0.15
0.15/Pembro
µg/mL THOR-707 ± 90 µg/mL pembrolizumab

THOR-707 Combined With Nivolumab Increased the Strength of T Cell Receptor Signaling in an Ex Vivo Human Mixed Lymphocyte Reaction Model System

- The effect of THOR-707 alone and in combination with nivolumab on TCR signaling was studied using a human mixed lymphocyte reaction model. Two concentrations of THOR-707 reflected 15.7 and 62.6% receptor occupancy at CD8+ T cells, as measured by induction of pSTAT5
- After 5 days of incubation, mismatched lymphocytes released IFN-γ in a THOR-707 concentration-dependent manner. This effect was greatly enhanced by PD-1 blockage with nivolumab. This is expected, because mismatched antigen-presenting cells express PD-L1, which restricts TCR levels of signaling in response to THOR-707
- This study demonstrates the potential for THOR-707 and PD-1 inhibitors to potentiate tumor antigen-driven TCR responses in Teffs


Nivo (0 ng/mL)
Nivo (5 ng/mL)
Nivo (50 ng/mL)
Nivo (500 ng/mL)
IFN-γ (pg/mL)
50,000
40,000
30,000
20,000
10,000
0
800
600
400
200
0
45.72
45.72
411.52
THOR-707 (ng/mL)

- Anti-tumor responses were durable and protected surviving animals in two consecutive CT-26 re-challenges, demonstrating the establishment of persistent Tmem populations
- In NHP, after repeat dosing at 100 µg/kg, THOR-707 showed similar lymphocyte and CD8+ T cell expansion when dosed QW, Q2, 3 and 4 W
- THOR-707 does not induce VLS in NHP at doses up to 1,000 µg/kg (>99.9% receptor occupancy at cynomolgus CD8+ T cells). In an ex vivo human whole blood system, THOR-707 did not induce the release of cytokines associated with CRS or VLS at concentrations up to 99.5% receptor occupancy at CD8+ T cells
- In that same ex vivo system, the checkpoint inhibitor pembrolizumab did not increase the release of IFN-γ in response to THOR-707, indicating a lowered risk for autoimmune adverse events for this combination
- THOR-707 and another checkpoint inhibitor, nivolumab, demonstrated synergistic effects for antigen-mediated TCR activation in a human mixed lymphocyte reaction culture system